UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INCEPTION GROWTH ACQUISITION LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

[________], 2025

Dear Stockholders:

On behalf of the Board of Directors of Inception Growth Acquisition Limited (the “Company” or “we”), I hereby invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR.

On:	October 9, 2025

Time:	10 a.m. local time

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter will be first mailed to our stockholders on or about September 23, 2025.

As discussed in the enclosed Proxy Statement, the Special Meeting will be devoted to:

(i)	A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended on September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025 (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 13, 2025 (the “Current Termination Date”) (the date that is 46 months from the closing date of the Company’s initial public offering (the “IPO”) to February 13, 2026 (the date that is 50 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Charter Amendment”) is attached hereto as Annex A;

(ii)	A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by four (4) times for an additional one (1) month each time from October 13, 2025 (the “Current Termination Date”) to February 13, 2026 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

(iii)	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. On March 13, 2023, the Company held its annual meeting of stockholders (the “2023 Annual Meeting”). In the 2023 Annual Meeting, the stockholders of the Company approved the proposal to amend the Trust Agreement, to provide that the time for the Company to complete its initial business combination under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the Trust Account. The Company entered into an amendment to the Trust Agreement with the Trustee dated as of March 13, 2023 after the 2023 Annual Meeting, giving the Company’s rights to extend the period that it has to complete its initial business combination to September 13, 2023.

On September 8, 2023, the Company held a special meeting of stockholders (the “2023 Special Meeting”). In the 2023 Special Meeting, the stockholders of the Company approved (a) the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination from September 13, 2023 to June 13, 2024, and (b) the proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account established in connection with the IPO by nine times for an additional one (1) month each time from September 13, 2023 to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Share that has not been redeemed for each one-month extension.

On each of September 8, 2023, October 5, 2023, November 1, 2023, November 29, 2023, January 4, 2024, February 5, 2024, February 27, 2024, April 3, 2024 and May 6, 2024, the Company deposited $100,000 into the Trust Account in order to extend the amount of time it has available to complete a business combination to June 13, 2024.

On June 4, 2024, the Company held its annual meeting of stockholders (the “2024 Annual Meeting”). In the 2024 Annual Meeting, the stockholders of the Company approved, among others (a) the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination from June 13, 2024 to December 13, 2024, and (b) the proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account established in connection with the IPO by six times for an additional one (1) month each time from June 13, 2024 to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Share that has not been redeemed for each one-month extension.

On each of June 6, 2024, July 8, 2024, August 1, 2024, September 5, 2024, October 2, 2024 and November 12, 2024, the Company deposited $50,000 into the Trust Account in order to extend the amount of time it has available to complete a business combination.

On December 6, 2024, at a special meeting of stockholders (the “2024 Special Meeting”), the Company’s stockholders approved an amendment of the Company’s certificate of incorporation and a further amendment to the Trust Agreement, which would give the Company the right to extend the date by which it has to consummate a business combination by six times for an additional one (1) month each time from December 13, 2024 to June 13, 2025 by depositing into the Trust Account an aggregate amount that equals to $0.04 multiplied by the number of Public Shares that have not been redeemed for each one-month extension.

On each of December 12, 2024, January 9, 2025, February 12, 2025, March 12, 2025, April 10, 2025 and May 12, 2025, the Company deposited a monthly deposit of $11,199 into the Trust Account in order to extend the amount of time it has available to complete a business combination to June 13, 2025.

On June 5, 2025, the Company held its annual meeting, which was devoted to, among other proposals, proposals to extend the date by which the Company has to consummate a business combination by four times for an additional one month each time from June 13, 2025 to October 13, 2025 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the number of common stock issued in the Company’s IPO that has not been redeemed for each one-month extension. The stockholders have approved the proposals to extend the time to consummate a business combination. The Company now has until October 13, 2025 (assuming full extension) to complete the Business Combination. On each of June 10, 2025, July 7, 2025 and August 11, 2025, the Company deposited $13,249.65 into the Trust Account in order to extend the amount of time it has available to complete a business combination to September 13, 2025.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company to further extend the time to complete a business combination four (4) times for an additional one (1) month each time from October 13, 2025 to February 13, 2026.

The Company’s units, shares of common stock, rights and warrants were listed on Nasdaq as of the closing of its IPO. Nasdaq IM-5101-2 requires that the Company, a special purpose acquisition company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, was December 8, 2024. The Company was unable to complete an initial business combination by December 8, 2024. The extension approved in the 2024 Special Meeting violated Nasdaq IM-5101-2. Effective on October 7, 2024, Nasdaq Rule 5815 was amended to provide for the immediate suspension and delisting upon issuance of a delisting determination letter to an issuer for failure to meet the requirements of Nasdaq IM5101-02.

The Company received a notice, dated December 10, 2024 (the “Nasdaq Notice”) from Nasdaq, stating that the Company did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. Since the Company did not complete its initial business combination by December 8, 2024, it did not comply with IM-5101-2, and its securities were subject to delisting. The Company did not appeal against Nasdaq’s determination to delist its securities and accordingly, the Company’s securities were suspended from trading on Nasdaq at the opening of business on December 17, 2024. However, the Company’s securities commenced trading on the OTC Markets at the opening of business on December 17, 2024, under their prior Nasdaq trading symbols; and it is expected that the Company’s securities will continue to trade under their current symbols on the OTC Markets.

On [______], 2025, the redemption price per Public Share was approximately $[___] based on the aggregate amount on deposit in the Trust Account of approximately $[________] as of [______], 2025 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on the OTC Markets on [______], 2025 was $[___]. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if the Company does not complete a business combination on or before the Current Termination Date.

We know that many of our stockholders will be unable to attend the Special Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Special Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Special Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Inception Growth Acquisition Limited. We look forward to seeing you at the Special Meeting.

If you have any questions about the Proxy Statement, please contact us at Inception Growth Acquisition Limited, 875 Washington Street, New York, NY. You may also contact the proxy solicitor with any questions at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Sincerely,

Cheuk Hang Chow
Chief Executive Officer and Chairman of the Board

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 9, 2025

To the Stockholders of Inception Growth Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Special Meeting of Stockholders of Inception Growth Acquisition Limited (the “Company” or “we”), a Delaware corporation, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on October 9, 2025, at 10 a.m. local time, for the following purposes:

1.	A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended on September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025 (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 13, 2025 (the “Current Termination Date”) (the date that is 46 months from the closing date of the Company’s initial public offering (the “IPO”) to February 13, 2026 (the date that is 50 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Charter Amendment”) is attached hereto as Annex A;

2.	A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by four (4) times for an additional one (1) month each time from October 13, 2025 (the “Current Termination Date”) to February 13, 2026 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board has fixed the close of business on September 10, 2025 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

Cheuk Hang Chow
Chief Executive Officer and Chairman of the Board

New York, NY
[    ], 2025

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 9, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 9, 2025
FIRST MAILED ON OR ABOUT SEPTEMBER 23, 2025

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Inception Growth Acquisition Limited (the “Company”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on October 9, 2025, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 875 Washington Street, New York, NY, and its telephone number, including area code, is (315) 636-6638.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended on September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025 (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 13, 2025 (the “Current Termination Date”) (the date that is 46 months from the closing date of the Company’s initial public offering (the “IPO”) to February 13, 2026 (the date that is 50 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Charter Amendment”) is attached hereto as Annex A.

2.	A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by four (4) times for an additional one (1) month each time from October 13, 2025 (the “Current Termination Date”) to February 13, 2026 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. On March 13, 2023, the Company held its annual meeting of stockholders (the “Annual Meeting”). In the Annual Meeting, the stockholders of the Company approved the proposal to amend the Trust Agreement, to provide that the time for the Company to complete its initial business combination under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the Trust Account. The Company entered into an amendment to the Trust Agreement with the Trustee dated as of March 13, 2023 after the Annual Meeting, giving the Company’s rights to extend the period that it has to complete its initial business combination to September 13, 2023.

On September 8, 2023, the Company held a special meeting of stockholders (the “2023 Special Meeting”). In the 2023 Special Meeting, the stockholders of the Company approved (a) the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination from September 13, 2023 to June 13, 2024, and (b) the proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account established in connection with the IPO by nine times for an additional one (1) month each time from September 13, 2023 to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Share that has not been redeemed for each one-month extension.

On each of September 8, 2023, October 5, 2023, November 1, 2023, November 29, 2023, January 4, 2024, February 5, 2024, February 27, 2024, April 3, 2024 and May 6, 2024, the Company deposited $100,000 into the Trust Account in order to extend the amount of time it has available to complete a business combination to June 13, 2024.

On June 4, 2024, the Company held its annual meeting of stockholders (the “2024 Annual Meeting”). In the 2024 Annual Meeting, the stockholders of the Company approved, among others (a) the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination from June 13, 2024 to December 13, 2024, and (b) the proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account established in connection with the IPO by six times for an additional one (1) month each time from June 13, 2024 to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Share that has not been redeemed for each one-month extension.

On each of June 6, 2024, July 8, 2024, August 1, 2024, September 5, 2024, October 2, 2024 and November 12, 2024, the Company deposited $50,000 into the Trust Account in order to extend the amount of time it has available to complete a business combination.

On December 6, 2024, at a special meeting of stockholders (the “2024 Special Meeting”), the Company’s stockholders approved an amendment of the Company’s certificate of incorporation and a further amendment to the Trust Agreement, which would give the Company the right to extend the date by which it has to consummate a business combination by six times for an additional one (1) month each time from December 13, 2024 to June 13, 2025 by depositing into the Trust Account an aggregate amount that equals to $0.04 multiplied by the number of Public Shares that have not been redeemed for each one-month extension.

On each of December 12, 2024, January 9, 2025, February 12, 2025, March 12, 2025, April 10, 2025 and May 12, 2025, the Company deposited a monthly deposit of $11,199 into the Trust Account in order to extend the amount of time it has available to complete a business combination to June 13, 2025.

On June 5, 2025, the Company held its annual meeting, which was devoted to, among other proposals, proposals to extend the date by which the Company has to consummate a business combination by four times for an additional one month each time from June 13, 2025 to October 13, 2025 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the number of common stock issued in the Company’s IPO that has not been redeemed for each one-month extension. The stockholders have approved the proposals to extend the time to consummate a business combination. The Company now has until October 13, 2025 (assuming full extension) to complete the Business Combination. On each of June 10, 2025, July 7, 2025 and August 11, 2025, the Company deposited $13,249.65 into the Trust Account in order to extend the amount of time it has available to complete a business combination to September 13, 2025.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company to further extend the time to complete a business combination four (4) times for an additional one (1) month each time from October 13, 2025 to February 13, 2026.

The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

On [          ], 2025, the redemption price per Public Share was approximately $[           ], based on the aggregate amount on deposit in the Trust Account of approximately $[          ] as of [           ], 2025 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on the OTC Markets on [           ], 2025 was $[           ]. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if the Company does not complete a business combination on or before the Current Termination Date.

After consultation with Soul Venture Partners LLC (the “Sponsor”), the Company’s management team has reasons to believe that, if the Charter Amendment and the Trust Amendment proposals are approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute an aggregate amount equal to $0.075 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders, to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment prior to the applicable deadlines. The first extension payment after the approval of the Charter Amendment and Trust Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

The Charter Amendment, Trust Amendment and the Adjournment Proposal are more fully described in the Proxy Statement.

As of [          ], 2025, there was approximately $[           ] in the Trust Account. If the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Company fully extends the business combination period to February 13, 2026, the redemption price per share of common stock that stockholders may receive upon redemption of their shares in connection with our initial business combination or the Company’s subsequent liquidation will be approximately $[           ] per share, assuming no prior redemption.

If the Charter Amendment or Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by October 13, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Our securities were delisted from Nasdaq and are being traded on the OTC Markets.

The Company’s units, shares of common stock, rights and warrants were listed on Nasdaq as of the closing of its IPO. Nasdaq IM-5101-2 requires that the Company, a special purpose acquisition company, complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, was December 8, 2024. The Company was unable to complete an initial business combination by December 8, 2024. The extension approved in the 2024 Special Meeting violated Nasdaq IM-5101-2. Effective on October 7, 2024, Nasdaq Rule 5815 was amended to provide for the immediate suspension and delisting upon issuance of a delisting determination letter to an issuer for failure to meet the requirements of Nasdaq IM5101-02.

The Company received a notice, dated December 10, 2024 (the “Nasdaq Notice”) from Nasdaq, stating that the Company did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities were subject to delisting. Since the Company did not complete its initial business combination by December 8, 2024, it did not comply with IM-5101-2, and its securities were subject to delisting. The Company did not appeal against Nasdaq’s determination to delist its securities and accordingly, the Company’s securities were suspended from trading on Nasdaq at the opening of business on December 17, 2024. However, the Company’s securities commenced trading on the OTC Markets at the opening of business on December 17, 2024, under their prior Nasdaq trading symbols; and it is expected that the Company’s securities will continue to trade under their current symbols on the OTC Markets.

Since our securities got delisted from Nasdaq, investors’ ability to make transactions in our securities could be limited and we could be subject to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including.

●	a determination that our Public Shares are a “penny stock,” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

●	a limited availability of market quotations for the Company’s securities;

●	reduced liquidity for the Company’s securities;

●	a decreased ability to issue additional securities or obtain additional financing in the future.

Because we are longer listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date, we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

Excise Tax under the Inflation Reduction Act of 2022

The Company will not use, now or in the future, any funds in the Trust Account, including any interest earned thereon, to pay for any excise tax imposed under the Inflation Reduction Act of 2022 in connection to any redemption event.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain companies requiring federal-issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, Soul Venture Partners LLC, is controlled by Mr. Cheuk Hang Chow, a non-U.S. person and a Hong Kong national. Our sponsor currently owns 44.50% of our outstanding shares. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. Therefore, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. target company falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within 50 months (assuming approval of the Charter Amendment and the Trust Amendment, as well as full extension of the time to complete a business combination) from the closing of our initial public offering because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $[__] per share (assuming full extension to February 13, 2026 and no further redemptions), and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks related to Potential Application of the Investment Company Act

As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds and for which we would not have sufficient time to comply with prior to the expiration of its time to complete a business combination. As a result, if we were deemed to be an investment company, we would expect to abandon its efforts to complete an initial business combination and instead to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would lose the opportunity to invest in a target company and would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation of our share price following such a transaction. In addition, in the event of our liquidation and dissolution, our warrants and rights would expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on September 10, 2025 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The Company’s shares of common stock (“Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to it being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to mail this Proxy Statement and the enclosed proxy card to our stockholders on or about September 23, 2025.

Dissenters’ Right of Appraisal

Holders of Shares do not have appraisal rights under the Delaware General Corporation Law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Shares entitled to vote at the Special Meeting is 2,687,767. Each Share is entitled to one vote. The presence in person or by proxy at the Special Meeting of not less than 50 per cent of votes of outstanding Shares entitled to vote, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal. The Company believes that all of the proposals presented to the stockholders at this Special Meeting will be considered “non-routine” items. Accordingly, banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting	No
Trust Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting	No
Adjournment	Majority of the votes of the shares of common stock which were present in person or by proxy and entitled to vote thereon at the Special Meeting	No

Abstentions will not count as a vote against each of the proposals.

Voting Procedures

Each Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of Shares that you own.

●	You can vote your Shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

●	You can attend the Special Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer, or call the Company promptly at (315) 636-6638. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

If you share an address with at least one other stockholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two (2) business days prior to the Special Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Special Meeting). For illustrative purposes only, based on funds in the trust account of approximately $[         ] on [          ], 2025, the estimated per share redemption price would have been approximately $[          ].

In order to exercise your redemption rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on October 7, 2025 (two (2) business days before the Special Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
E-mail: spacredemptions@continentalstock.com

And

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment and the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our Shares, as they may receive higher proceeds from the sale of their Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Shares when you wish to sell your shares.

If you exercise your redemption rights, your Shares will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment and the Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by October 13, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of [_____], 2025. As of [_____], 2025, Inception Growth had 2,687,767 shares of common stock issued and outstanding.

Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Soul Venture Partners LLC(2)	1,195,990	44.50%
Cheuk Hang Chow	20,000	*	%
Felix Yun Pun Wong	30,000	*	%
Michael Lawrence Coyne	20,000	*	%
Albert Chang	25,000	*	%
Yan Xu	12,500	*	%
All directors and executive officers (five individuals) as a group	107,500	4.00%
Other 5% stockholders
Feis Equities LLC/Lawrence M. Feis(3)	371,324	13.82%
Wolverine Asset Management, LLC(4)	264,247	9.83%
AQR Capital Management, LLC/AQR Capital Management Holdings, LLC/AQR Arbitrage, LLC(5)	339,000	12.61%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals or entities is c/o 875 Washington Street, New York, NY 10014.

(2)	Soul Venture Partners LLC is the record holder of the shares of common stock reported herein. Mr. Cheuk Hang Chow, by virtue of his control over our sponsor as manager, may be deemed to beneficially own shares held by our sponsor.

(3)	Information is based solely on a report on an amended Schedule 13G filed by Feis Equities LLC (“Feis”) and Lawrence M. Feis (“Lawrence”) on March 24, 2022. The principal business office of Feis and Lawrence is located at 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606. Feis and Lawrence possess the sole voting power and sole dispositive power with respect to the shares of common stock reported herein.

(4)	Information is based solely on a report on Schedule 13G/A filed by Wolverine Asset Management, LLC (“WAM”), on April 11, 2024. The principal business office of WAM is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604. WAM is an investment manager and has voting and dispositive power over 264,247 shares of the common stock. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 264,578 shares of common stock.

(5)	Information is based solely on a report on Schedule 13G filed by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC on February 14, 2024. The principal business office is at One Greenwich Plaza, Greenwich, CT 06830. The reporting persons have shared voting power and shared dispositive power with respect to the shares of common stock of Inception Growth beneficially owned by them.

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing Charter to extend the date by which the Company has to consummate a business combination (the “Extension”) to February 13, 2026 (the date that is 50 months from the closing date of the IPO) (the termination date as so extended, the “Extended Termination Date”). Currently, the Company has until October 13, 2025 to complete its initial business combination, assuming full extension. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit into the trust account an aggregate amount equal to $0.075 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The first extension payment after the approval of the Charter Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The full proposed amendment to the Charter is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its Charter to allow the Company to extend the initial business combination period to February 13, 2026.

The Company currently has until October 13, 2025 to complete its initial business combination, assuming full extension. Our board of directors has determined that it is in the best interests of our stockholders to allow the Company to extend the time to complete a business combination by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Delaware to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Charter Amendment is not approved and we do not consummate an initial business combination by October 13, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment requires the affirmative vote of at least 50% of the outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Charter Amendment.

PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment (the “Trust Amendment”) would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination four (4) times for an additional one (1) month each time from October 13, 2025 to February 13, 2026 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life four (4) times for an additional one (1) month each time from October 13, 2025 to February 13, 2026.

The Company currently has until October 13, 2025 to complete its initial business combination, assuming full extension. Under the circumstances, the Sponsor wants to effect the Extension to extend the date by which the Company has to consummate a business combination. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment is a condition to the implementation of the extension.

The Sponsor wants to pay an extension amount that is an aggregate amount equal to $0.075 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension. After consultation with the Sponsor, the Company’s management team has reasons to believe that, if the Trust Amendment proposal is approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute such extension amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment prior to the applicable deadlines. The first extension payment after the approval of the Trust Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates or designees if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware laws to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Trust Amendment is not approved, and we do not consummate an initial business combination by October 13, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Trust Amendment requires the affirmative vote of at least 50% of the outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Trust Amendment.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting has the power to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required and Board of Directors’ Recommendation

If a majority of the votes of the shares which were present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

By Order of the Board of Directors.

Cheuk Hang Chow
Chief Executive Officer and Chairman of the Board

New York, NY
[    ], 2025

Annex A

FIFTH AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
INCEPTION GROWTH ACQUISITION LIMITED

[______], 2025

Inception Growth Acquisition Limited, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Inception Growth Acquisition Limited” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 4, 2021.

2. On December 8, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. The First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment to the Amended and Restated Certificate were duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Fifth Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $50,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 46 months (or up to 50 months if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (as in effect as of the date of this Amended and Restated Certificate) (in any case, such date being referred to as the “Termination Date”) from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Inception Growth Acquisition Limited has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Inception Growth Acquisition Limited

By:
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer and Director

Annex A-1

Annex B

SIXTH AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 6 (this “Amendment”), dated as of [_______], 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Inception Growth Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 8, 2021, as amended on March 13, 2023, September 8, 2023, June 4, 2024, December 6, 2024 and June 5, 2025 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Stockholders Meeting of the Company held on October 9, 2025, the Company’s stockholders approved a proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account by four (4) times for an additional one (1) month each time from October 13, 2025 to February 13, 2026 by depositing into the trust account an aggregate amount equal to $0.075 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension in the event the Company has not consummated a business combination by October 13, 2025.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the 46-month period following the closing of the Offering, or up to 50 months if the Company extends the period of time by four one-month periods (each, an “Extension”), by depositing an aggregate amount equal to $0.075 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension (each, an “Applicable Deadline”), as applicable; and;”

2. Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows.

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Inception Growth Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 8, 2021, as amended on March 13, 2023, September 8, 2023, June 4, 2024, December 6, 2024, June 5, 2025 and __________ (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______ to _________ (the “Extension”).

Annex B-1

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[__] (which is an aggregate amount equal to $0.075 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed), which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to 29 Extension Letters.

Very truly yours,

Inception Growth Acquisition Limited

By:
Name:
Title:

cc: EF Hutton, division of Benchmark Investments, LLC

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

INCEPTION GROWTH ACQUISITION LIMITED

By:
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer

PROXY CARD

INCEPTION GROWTH ACQUISITION LIMITED

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of Inception Growth Acquisition Limited to be held on October 9, 2025. The Proxy Statement is available on [ ], 2025.

The undersigned hereby appoints Cheuk Hang Chow and Felix Yun Pun Wong, individually, each with full power of substitution, as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Inception Growth Acquisition Limited, to be held on October 9, 2025 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [ ], 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL NO. 1. THE CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED ON SEPTEMBER 8, 2023, JUNE 4, 2024, DECEMBER 6, 2024 AND JUNE 5, 2025 (THE “CHARTER”) TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) TO FEBRUARY 13, 2026 BY ADOPTING THE FIFTH AMENDMENT TO THE CHARTER, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX A.

For ☐	Against ☐	Abstain ☐

2.	PROPOSAL NO. 2. THE TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 8, 2021, AS AMENDED ON MARCH 13, 2023, SEPTEMBER 8, 2023, JUNE 4, 2024, DECEMBER 6, 2025 AND JUNE 5, 2025 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE ON WHICH TO COMMENCE LIQUIDATING THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING BY FOUR (4) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM OCTOBER 13, 2025 TO FEBRUARY 13, 2026 BY DEPOSITING INTO THE TRUST ACCOUNT AN AGGREGATE AMOUNT EQUAL TO $0.075 MULTIPLIED BY THE NUMBER OF COMMON STOCK ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED FOR EACH ONE-MONTH EXTENSION, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX B.

For ☐	Against ☐	Abstain ☐

3.	PROPOSAL NO. 3. THE ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1 AND 2.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two (2) names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes             No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.